UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 3, 2003

COMPASS KNOWLEDGE HOLDINGS, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

NEVADA	0-29615	87-0471549
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NUMBER)	(IRS EMPLOYER IDENTIFICATION NUMBER)

2710 REW CIRCLE, SUITE 100

OCOEE, FLORIDA 34761

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES INCLUDING ZIP CODE)

(407) 573-2000

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Item 5. Other Events and Required FD Disclosure

On October 3, 2003, Compass Knowledge Holdings, Inc. (the “Company”) issued a press release announcing its intention to de-register its common stock.

The Company’s press release is attached hereto as an exhibit to this Form 8-K and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a) Not applicable.

(b) Not applicable.

(c) Exhibits:

99.1 Press Release dated October 3, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPASS KNOWLEDGE HOLDINGS, INC.

Date: October 3, 2003	BY:	/s/ DANIEL J. DEVINE

President and Chief Executive Officer

INDEX TO EXHIBIT

Exhibit Number	Description

99.1	Press Release dated October 3, 2003

2